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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

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                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                        Date of Report: October 18, 2007
                        (Date of earliest event reported)

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                            FEDERAL-MOGUL CORPORATION
             (Exact Name of Registrant as specified in its Charter)

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                                    Michigan
                 (State or Other Jurisdiction of Incorporation)


        1-1511                                       38-0533580
(Commission File Number)                (IRS Employer Identification Number)


26555 Northwestern Highway, Southfield, Michigan               48033
    (Address of Principal Executive Offices)                 (Zip Code)


                                 (248) 354-7700
              (Registrant's Telephone Number, Including Area Code)

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Check the appropriate box below if the Form 8-K filings is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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                    INFORMATION TO BE INCLUDED IN THE REPORT


Item 2.02.  Results of Operations and Financial Condition.

On October 18, 2007, Federal-Mogul Corporation issued a press release announcing its earnings for the three and nine months ended September 30, 2007. A copy of the press release is attached as Exhibit 99.1 to this Current Report.


Item 9.01.  Financial Statements and Exhibits.

(c) Exhibits.


99.1  Press release dated October 18, 2007.


                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:      October 18, 2007


                                    FEDERAL-MOGUL CORPORATION



                                    By: /s/ Robert L. Katz
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                                        Name: Robert L. Katz
                                        Title: Senior Vice President
                                               and General Counsel


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                                  EXHIBIT INDEX


99.1  Press Release dated October 18, 2007.